Putnam
International
Growth Fund*


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-02


[GRAPHIC OMITTED: HOTEL STICKER]


* Effective April 30, 2003, your fund's name will change to Putnam International Equity Fund.

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

International equity markets experienced the same penchant for volatility and resistance to recovery that has characterized the U.S. stock market for the past three years. The effects of this challenging and frustrating environment are reflected in the results of Putnam International Growth Fund for the six months ended December 31, 2002.

While the fund had significant negative results during the semiannual period, it is of some comfort to know these returns were better than the average of its Lipper category and of its benchmark index. You will find the details on page 6. In the following report, your fund's management team provides a discussion of the reasons behind these results and offers its outlook for the fiscal year's second half.

In difficult environments such as these, it is especially important to look at an investment's long-term results when gauging its prospects going forward. While no one can say for certain what the future holds, we believe that, given the length of the current malaise, history is on the side of a turn for the better in the global marketplace in the months ahead.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as the markets work through this difficult phase. We believe that those who ride out the current turbulence should eventually be rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
February 19, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Core Team

Putnam International Growth Fund experienced a decline in value during the first half of its 2003 fiscal year, the period from July 1, 2002, to December 31, 2002. This decline was disappointing on an absolute basis, but the fund's return for class A shares at net asset value narrowly outperformed its benchmark, the MSCI EAFE Index, during the period, as well as the average for funds in its peer group, the Lipper International Funds category. Complete performance results are available on page 6 of this report.

Your fund achieved these results in a period of considerable volatility in international markets. During the period, economic conditions in many regions of the world remained sluggish, and investors seemed to become increasingly risk averse, as indicated by strong demand for fixed-income securities.

Total return for 6 months ended 12/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -14.26%  -19.19%  -14.59%  -18.86%  -14.58%  -15.44%  -14.50%  -17.51%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* SLUGGISH GLOBAL ECONOMY NEGATIVE FOR STOCKS

International markets experienced unusual volatility in the first six months of the fund's fiscal period, and results differed widely across regions. In Europe, ups and downs alternated almost monthly. A sharp decline in the summer months was followed by a partial recovery from October to December. A December interest-rate cut by the European Central Bank, intended to promote economic growth, added fuel to the rally.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United Kingdom      22.2%

Japan               15.8%

France              13.4%

Switzerland          9.9%

South Korea          6.8%

Footnote reads:
*Based on net assets as of 12/31/02. Holdings will vary over time.


Asian markets, by comparison, were less volatile but also headed in different directions. Japan, for example, was relatively stable when most global markets fell during the summer, but then lost ground in October and November while other markets were rising. Japan's economic slump weighed on stock prices and investors again expressed disappointment with the government's efforts to reform the financial sector. Other Asian markets cooled off in the second half of the year after posting solid results in the first half. North Korea's more aggressive behavior had a negative impact on South Korean stocks.

Fund Profile

Putnam International Growth Fund seeks capital appreciation by investing primarily in common stocks of companies located in international markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below their worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.

In Latin America, Brazil's presidential election campaign depressed stock prices, as investors feared the economic consequences of a victory by Luiz Inacio Lula da Silva, the opposition candidate. However, following his election in November, Lula announced policies that reassured investors. Brazil and Mexico both enjoyed a significant rally in the year's final months.

* INDIVIDUAL STOCKS LIFT FUND PERFORMANCE

We believe the fund's positive showing relative to its Lipper category was due to our selection of individual stocks, rather than the fund's market or sector weightings. With regard to countries, positions in France, Switzerland, and South Korea were slightly overweighted relative to those in the benchmark index. The fund's sector weightings were generally neutral, aside from an underweighting in technology stocks that was helpful to performance.

One of the fund's top-performing holdings was also one of its largest:
Samsung Electronics of South Korea. We liked Samsung and continue to hold it because we believe it is successfully competing in two major technology industries -- wireless telephones and semiconductors -- yet we believe the stock has been undervalued relative to its competitors in other global markets.

"While uncertainty and negative sentiments continue to make financial markets volatile, an economic recovery is gradually taking hold, thanks in part to monetary stimulus in Europe and healthy growth in Asia."

-- Steve Oler, Portfolio Member

Two top-ten holdings based in France contributed positively to the fund's performance. TotalFinaElf is an energy company that has been successfully managing costs to protect its profit margins, and benefited during the fiscal period from rising oil prices. Sanofi-Synthelabo is one of Europe's leading pharmaceuticals companies.

We kept the fund underweight in Japan during the period because we had a negative view of Japanese banks, which still have not resolved their problems with bad loans, and because we avoided companies dependent on the sluggish Japanese economy. However, we still liked several Japanese companies that we believed had strong franchises. Toyota, for example, we consider to be one of the world's best auto companies with a strong global brand. This stock performed well over the period. Another major holding is NTT DoCoMo, a wireless telephone company. While it was not one of the fund's top performers in the period, we believe it still has strong growth potential. Other smaller Japanese holdings include Canon, a leading maker of photocopiers and printers, and Olympus, a dominant brand in cameras and medical instruments.

* FINANCIAL HOLDINGS WERE DEALT A HEAVY BLOW

July and September were particularly difficult months for the fund when international markets fell broadly. Fund holdings in European insurers ING of the Netherlands and Allianz and Muenchener Rueckversicherungs-Gesellschaft (Munich Re) of Germany faced a special challenge. We liked these stocks for fundamental reasons. With insurance premiums rising, their earnings could grow. However, in an environment of declining stock prices like that which we experienced last summer, European insurance regulators require insurance companies to increase non-equity reserves. The companies were compelled to sell their already depreciated equities to buy bonds. With so many insurers in the same predicament, the sheer volume of selling pushed stock prices down further. The value of insurance stocks tumbled even more than the markets, even though for many of these companies, the regulatory requirements, rather than business fundamentals, were the problem. We sold Allianz, which we considered the least attractive of the three, but we continue to hold ING and Munich Re and we believe they can benefit from a general market recovery.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA Class B
France
Oil and gas

Vodafone Group PLC
United Kingdom
Telecommunications

Nestle SA
Switzerland
Food

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Samsung Electronics Co., Ltd.
South Korea
Electronics

Shell Transport & Trading Co., PLC
United Kingdom
Oil and gas

Novartis AG
Switzerland
Pharmaceuticals

Toyota Motor Corp.
Japan
Automotive

Sanofi-Synthelabo SA
France
Pharmaceuticals

NTT DoCoMo, Inc.
Japan
Telecommunications

Footnote reads:
These holdings represent 30.4% of the fund's net assets as of 12/31/02. Portfolio holdings will vary over time.


A few other holdings did not perform as well as we had expected. We selected Ericsson, a Swedish company that is the dominant manufacturer of infrastructure equipment for the wireless telecommunications industry. It performed badly early in the period but more recently has done much better as the telecommunications sector rebounded. That was also true of Vodafone Group, Europe's largest wireless telephone company, which is based in the United Kingdom.

* UNCERTAINTY STILL WEIGHS ON MARKETS

As we look ahead to the balance of the fund's fiscal year, we expect the volatility to continue because there are a number of factors weighing on markets. We believe the global economy is recovering but not at a fast enough pace to generate broad market enthusiasm. International stocks are not unusually undervalued, because many advanced strongly in the fourth quarter. We are pleased to see governments and central banks trying to stimulate growth, particularly in Europe. We think this reduces the likelihood of any sustained decline in stock prices. Our stance is to continue to maintain generally neutral weightings with regard to markets and sectors, while still trying to identify the companies that are best able to generate strong cash flow in these sluggish conditions. We believe such stocks are likely to have strong growth potential when the global economy improves.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.

This fund is managed by the Putnam International Core Team. The members of the team are Omid Kamshad (Portfolio Leader), Joshua Byrne (Portfolio Member), Simon Davis (Portfolio Member), Steve Oler (Portfolio Member), George Stairs (Portfolio Member), Daniel Grana, Pamela Holding, Nicholas Melhuish, and Carmel Peters.

The fund's name change to Putnam International Equity Fund, effective April 30, 2003, does not reflect any change in its investment objective. The new name is intended to better reflect the fund's blend management style and further clarify its positioning among Putnam's blend products, which may invest in both growth and value stocks.



PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended December 31, 2002. Performance should always be considered in light of a fund's investment strategy.


TOTAL RETURN FOR PERIODS ENDED 12/31/02

                    Class A         Class B         Class C         Class M
(inception dates)  (2/28/91)       (6/1/94)        (7/26/99)       (12/1/94)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months       -14.26% -19.19% -14.59% -18.86% -14.58% -15.44% -14.50% -17.51%
------------------------------------------------------------------------------
1 year         -17.03  -21.80  -17.65  -21.77  -17.60  -18.42  -17.42  -20.32
------------------------------------------------------------------------------
5 years         15.79    9.11   11.58    9.65   11.58   11.58   12.98    9.04
Annual average   2.98    1.76    2.22    1.86    2.22    2.22    2.47    1.75
------------------------------------------------------------------------------
10 years       160.32  145.45  141.61  141.61  141.72  141.72  148.38  139.64
Annual average  10.04    9.39    9.22    9.22    9.23    9.23    9.52    9.13
------------------------------------------------------------------------------
Annual average
(life of fund)   8.34    7.79    7.48    7.48    7.53    7.53    7.78    7.45
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/02

                                    MSCI EAFE              Consumer
                                      Index               price index
------------------------------------------------------------------------------
6 months                             -14.55%                 1.06%
------------------------------------------------------------------------------
1 year                               -15.94                  2.43
------------------------------------------------------------------------------
5 years                              -13.65                 12.24
Annual average                        -2.89                  2.34
------------------------------------------------------------------------------
10 years                              48.08                 27.62
Annual average                         4.00                  2.47
------------------------------------------------------------------------------
Annual average
(life of fund)                         2.08                  2.55
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, the fund was offered with limited expenses without which returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.

LIPPER INFORMATION:

The average cumulative return for the 832 funds in the Lipper International Funds category over the 6 months ended 12/31/02 was -15.40%. Over the 1-, 5-, and 10-year periods ended 12/31/02, annualized returns for the category were -16.67%, -2.63%, and 4.76%, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/02

                     Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)                 1             --             --             --
------------------------------------------------------------------------------
Income                $0.035           --             --             --
------------------------------------------------------------------------------
  Total               $0.035           --             --             --
------------------------------------------------------------------------------
Share value:       NAV     POP        NAV            NAV         NAV     POP
------------------------------------------------------------------------------
6/30/02           $19.18  $20.35     $18.57         $18.86      $18.90  $19.59
------------------------------------------------------------------------------
12/31/02           16.41   17.41      15.86          16.11       16.16   16.75
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
December 31, 2002 (Unaudited)

COMMON STOCKS (98.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (2.7%)
-------------------------------------------------------------------------------------------------------------------
             52,083 Australia & New Zealand Banking Group, Ltd.                                            $508,749
         11,905,217 BHP Billiton, Ltd.                                                                   68,031,767
          7,830,824 Brambles Industries, Ltd.                                                            20,721,143
             36,553 Commonwealth Bank of Australia                                                          555,642
            279,527 Foster's Brewing Group, Ltd.                                                            708,182
            246,815 News Corp., Ltd. (The)                                                                1,595,225
          5,660,329 News Corp., Ltd. (The) ADR                                                          148,583,636
          2,162,151 Rio Tinto, Ltd.                                                                      41,327,030
            121,700 Westpac Banking Corp.                                                                   942,110
            112,877 Woolworths, Ltd.                                                                        724,467
                                                                                                      -------------
                                                                                                        283,697,951

Belgium (--%)
-------------------------------------------------------------------------------------------------------------------
              2,385 Electrabel SA                                                                           579,347

Bermuda (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,477,500 ACE, Ltd.                                                                            43,349,850
          1,054,000 XL Capital, Ltd. Class A                                                             81,421,500
                                                                                                      -------------
                                                                                                        124,771,350

Brazil (1.6%)
-------------------------------------------------------------------------------------------------------------------
             12,000 Aracruz Celulose SA ADR                                                                 222,720
              4,460 Banco Itau SA ADR                                                                       106,148
          2,280,539 Companhia de Bebidas das Americas (AmBev) ADR                                        35,485,187
          1,172,400 Companhia Vale do Rio Doce (CVRD) ADR                                                33,894,084
            933,365 Companhia Vale do Rio Doce (CVRD) SP ADR                                             25,667,538
          4,545,032 Petroleo Brasileiro SA ADR                                                           67,902,778
             37,396 Petroleo Brasileiro SA ADR (preference)                                                 501,106
             36,000 Unibanco-Uniao de Bancos Brasileiros SA GDR                                             394,200
                                                                                                      -------------
                                                                                                        164,173,761

Canada (1.6%)
-------------------------------------------------------------------------------------------------------------------
          4,268,400 Abitibi-Consolidated, Inc.                                                           32,775,649
              7,100 Alcan Aluminum, Ltd.                                                                    209,592
              3,300 Bank of Nova Scotia                                                                     110,007
          1,327,100 Canadian National Railway Co.                                                        54,833,080
             11,536 EnCana Corp.                                                                            356,223
              3,050 Four Seasons Hotels, Inc.                                                                85,725
          1,778,503 National Bank of Canada                                                              36,364,909
              9,950 Sun Life Financial Svcs. of Canada, Inc.                                                168,237
          2,785,042 Suncor Energy, Inc.                                                                  43,546,583
                                                                                                      -------------
                                                                                                        168,450,005

Denmark (1.0%)
-------------------------------------------------------------------------------------------------------------------
          6,426,923 Danske Bank A/S                                                                     106,249,645
             25,233 Novo-Nordisk A/S                                                                        729,123
              2,700 TDC A/S                                                                                  65,619
                                                                                                      -------------
                                                                                                        107,044,387

Finland (1.8%)
-------------------------------------------------------------------------------------------------------------------
         11,156,244 Nokia OYJ                                                                           177,349,639
            882,764 TietoEnator OYJ                                                                      12,041,695
            133,458 TietoEnator OYJ 144A                                                                  1,820,487
                                                                                                      -------------
                                                                                                        191,211,821

France (13.4%)
-------------------------------------------------------------------------------------------------------------------
          1,762,948 Accor SA                                                                             53,386,998
             11,130 Aventis SA                                                                              604,957
          2,669,189 BNP Paribas SA                                                                      108,754,288
          3,490,497 Bouygues SA                                                                          97,497,840
          1,328,920 Compagnie de Saint Gobain                                                            38,988,424
          4,485,739 Havas Advertising SA                                                                 17,415,478
          1,043,987 Lafarge                                                                              78,653,709
              8,600 Orange SA (NON)                                                                          59,468
            638,409 Peugeot SA                                                                           26,031,636
              1,380 Publicis Group SA                                                                        29,250
          4,347,837 Sanofi-Synthelabo SA                                                                265,747,297
          1,228,230 Societe Generale                                                                     71,527,387
          2,087,579 Societe Television Francaise I                                                       55,770,045
          3,403,388 TotalFinaElf SA Class B                                                             486,036,921
          4,596,117 Vivendi Environnement                                                               107,160,518
                                                                                                      -------------
                                                                                                      1,407,664,216

Germany (3.2%)
-------------------------------------------------------------------------------------------------------------------
          3,367,835 BASF AG                                                                             126,865,907
          2,606,248 Bayerische Motoren Werke (BMW) AG                                                    79,170,608
              4,450 Deutsche Lufthansa AG (NON)                                                              42,071
          4,206,081 Deutsche Post AG                                                                     44,178,542
            798,400 Deutsche Post AG 144A                                                                 8,385,989
             14,650 Deutsche Telekom AG                                                                     187,849
             16,730 E.On AG                                                                                 674,104
            536,100 Muenchener Rueckversicherungs-Gesellschaft AG                                        64,072,136
                161 Porsche AG - Pfd.                                                                        66,899
            197,010 SAP AG                                                                               15,442,178
                                                                                                      -------------
                                                                                                        339,086,283

Greece (--%)
-------------------------------------------------------------------------------------------------------------------
             15,850 Hellenic Telecommunication Organization SA                                              174,630

Hong Kong (1.2%)
-------------------------------------------------------------------------------------------------------------------
         10,442,800 Cheung Kong Holdings, Ltd.                                                           67,961,696
            801,100 China Mobile, Ltd. (NON)                                                              1,905,644
             82,000 CLP Holdings, Ltd.                                                                      330,183
         15,410,000 Hong Kong Electric Holdings, Ltd.                                                    58,295,610
             67,000 Sun Hung Kai Properties, Ltd.                                                           396,943
                                                                                                      -------------
                                                                                                        128,890,076

India (--%)
-------------------------------------------------------------------------------------------------------------------
              5,360 Infosys Technologies, Ltd.                                                              533,891

Ireland (1.4%)
-------------------------------------------------------------------------------------------------------------------
          6,300,078 Allied Irish Banks PLC                                                               85,013,240
             18,780 Bank of Ireland                                                                         192,723
          5,150,541 CRH PLC                                                                              63,502,436
                                                                                                      -------------
                                                                                                        148,708,399

Israel (0.4%)
-------------------------------------------------------------------------------------------------------------------
             30,392 Teva Pharmaceutical Industries, Ltd.                                                  1,135,617
            930,200 Teva Pharmaceutical Industries, Ltd. ADR                                             35,915,022
                                                                                                      -------------
                                                                                                         37,050,639

Italy (1.7%)
-------------------------------------------------------------------------------------------------------------------
            895,900 ENI SpA                                                                              14,242,028
          9,152,900 Mediaset SpA                                                                         69,726,042
         14,122,650 Telecom Italia Mobile SpA                                                            64,462,200
             48,550 Telecom Italia SpA                                                                      368,322
          5,329,100 Telecom Italia SpA-RNC                                                               26,896,676
                                                                                                      -------------
                                                                                                        175,695,268

Japan (15.8%)
-------------------------------------------------------------------------------------------------------------------
            664,600 Acom Co., Ltd.                                                                       21,845,259
            320,300 Acom Co., Ltd. 144A                                                                  10,528,192
              4,800 Advantest Corp.                                                                         215,221
             84,000 Bridgestone Corp.                                                                     1,040,708
          4,929,000 Canon, Inc.                                                                         185,694,311
              7,501 East Japan Railway Co.                                                               37,236,317
          2,588,000 Fuji Photo Film Cos., Ltd.                                                           84,412,642
                100 Fujisawa Pharmaceutical Co.                                                               2,288
          2,125,500 Honda Motor Co., Ltd.                                                                78,642,604
              1,099 Japan Tobacco, Inc.                                                                   7,354,454
             28,600 Kansai Electric Power, Inc.                                                             432,194
          3,715,200 KAO Corp.                                                                            81,568,445
            106,700 Matsushita Electric Works, Ltd.                                                         660,074
              7,206 Millea Holdings, Inc.                                                                51,866,195
          2,512,000 Mitsui Sumitomo Insurance Co., Ltd.                                                  11,559,646
              7,600 Murata Manufacturing Co., Ltd.                                                          297,851
          7,965,000 Nikko Securities Co., Ltd.                                                           26,852,086
            599,600 Nintendo Co., Ltd.                                                                   56,043,523
             43,000 Nippon Mitsubishi Oil Corp.                                                             194,977
            113,330 Nippon Television Network Corp.                                                      16,906,372
            251,000 Nissan Motor Co., Ltd.                                                                1,958,921
             60,000 Nomura Securities Co., Ltd.                                                             674,589
            134,035 NTT DoCoMo, Inc.                                                                    247,397,092
             10,118 NTT DoCoMo, Inc. 144A                                                                18,675,449
          3,739,000 Olympus Optical Co., Ltd.                                                            60,945,858
            628,600 Orix Corp.                                                                           40,529,204
             13,000 Orix Corp. 144A                                                                         838,180
            368,600 Rohm Co., Ltd.                                                                       46,940,969
          1,191,000 SECOM Co., Ltd.                                                                      40,854,362
             52,000 Seven-Eleven Japan Co., Ltd.                                                          1,586,515
              5,700 Shin-Etsu Chemical Co.                                                                  186,877
          1,637,200 Sony Corp.                                                                           68,440,893
            767,500 Takeda Chemical Industries, Ltd.                                                     32,084,282
             29,000 Tokyo Electric Power Co.                                                                551,159
         24,610,000 Tokyo Gas Co., Ltd.                                                                  77,159,039
          3,101,000 Toppan Printing Co., Ltd.                                                            23,339,174
         10,091,200 Toyota Motor Corp.                                                                  271,309,971
          1,444,100 Yamanouchi Pharmaceutical Co., Ltd.                                                  41,868,555
                                                                                                      -------------
                                                                                                      1,648,694,448

Mexico (1.9%)
-------------------------------------------------------------------------------------------------------------------
             84,350 America Movil SA de CV ADR Ser. L                                                     1,211,266
          2,442,690 Cemex SA de CV ADR                                                                   52,542,262
          1,132,600 Fomento Economico Mexicano SA de CV ADR                                              41,249,292
            101,000 Grupo Financiero BBVA Bancomer SA de CV (NON)                                            76,378
            157,600 Telefonos de Mexico SA de CV (Telmex)                                                   250,864
          3,309,677 Telefonos de Mexico SA de CV (Telmex) ADR Class L                                   105,843,470
             52,200 Wal-Mart de Mexico SA de CV Ser. V                                                      118,772
                                                                                                      -------------
                                                                                                        201,292,304

Netherlands (4.4%)
-------------------------------------------------------------------------------------------------------------------
              7,839 ABN AMRO Holdings NV                                                                    128,153
          1,924,443 Akzo-Nobel NV                                                                        61,043,984
              1,361 Gucci Group NV                                                                          124,887
          1,088,370 Gucci Group NV ADR                                                                   99,694,692
         12,573,324 ING Groep NV                                                                        212,938,068
          1,778,854 Koninklijke (Royal) Philips Electronics NV                                           31,171,410
          1,319,200 Reed Elsevier NV                                                                     16,126,356
          2,366,293 TPG NV                                                                               38,361,597
              5,850 VNU NV                                                                                  152,539
                                                                                                      -------------
                                                                                                        459,741,686

New Zealand (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,469,425 Telecom Corp. of New Zealand, Ltd. 144A                                              10,588,917

Portugal (0.5%)
-------------------------------------------------------------------------------------------------------------------
            282,000 Electricidade de Portugal SA                                                            470,485
          7,227,440 Portugal Telecom SGPS SA                                                             49,673,581
                                                                                                      -------------
                                                                                                         50,144,066

Russia (--%)
-------------------------------------------------------------------------------------------------------------------
              7,800 Sibneft ADR (NON)                                                                       166,140
            186,372 YUKOS                                                                                 1,751,021
              1,250 YUKOS ADR                                                                               173,750
                                                                                                      -------------
                                                                                                          2,090,911

Singapore (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,583,648 DBS Group Holdings, Ltd.                                                             29,077,352
            280,457 Haw Par Corp., Ltd.                                                                     527,272
          7,754,185 Overseas-Chinese Banking Corp.                                                       43,153,336
          3,059,000 Singapore Press Holdings, Ltd.                                                       32,107,151
          6,860,000 United Overseas Bank, Ltd.                                                           46,682,814
             46,000 Venture Manufacturing, Ltd.                                                             368,743
                                                                                                      -------------
                                                                                                        151,916,668

South Africa (--%)
-------------------------------------------------------------------------------------------------------------------
             14,648 Sappi, Ltd.                                                                             196,049

South Korea (6.8%)
-------------------------------------------------------------------------------------------------------------------
             93,677 Kookmin Bank                                                                          3,317,958
            372,400 Kookmin Bank ADR                                                                     13,164,340
          5,431,680 Korea Electric Power Corp.                                                           83,596,020
          1,790,400 Korea Tobacco & Ginseng Corp. (KT &G)                                                11,906,160
          1,235,334 Korea Tobacco & Ginseng Corp. (KT &G) 144A GDR                                        8,214,971
            258,620 KT Corp.                                                                             11,057,543
          6,649,651 KT Corp. ADR                                                                        143,299,979
            156,000 Pohang Iron & Steel Co., Ltd.                                                        15,523,697
          1,265,582 POSCO ADR                                                                            31,297,843
          1,153,148 Samsung Electronics Co., Ltd.                                                       305,353,746
              2,970 Samsung Electronics Co., Ltd. - Pfd.                                                    375,696
            178,670 SK Telecom Co., Ltd.                                                                 34,504,495
          2,139,550 SK Telecom Co., Ltd. ADR                                                             45,679,393
                                                                                                      -------------
                                                                                                        707,291,841

Spain (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,246,651 Altadis SA                                                                           51,250,113
              8,010 Banco Popular Espanol                                                                   327,539
          5,746,702 Iberdrola SA                                                                         80,500,692
              4,199 Industria de Diseno Textil (Inditex) SA                                                  99,179
          9,667,440 Telefonica SA (NON)                                                                  86,528,702
                                                                                                      -------------
                                                                                                        218,706,225

Sweden (2.2%)
-------------------------------------------------------------------------------------------------------------------
         11,193,358 Investor AB Class B                                                                  66,852,882
             19,700 Nordea AB                                                                                86,887
          2,065,657 Sandvik AB                                                                           46,146,016
          3,888,698 Svenska Handelsbanken AB Class A                                                     51,810,598
         92,631,557 Telefonaktiebolaget LM Ericsson AB Class B (NON)                                     64,900,074
                                                                                                      -------------
                                                                                                        229,796,457

Switzerland (9.9%)
-------------------------------------------------------------------------------------------------------------------
          1,126,148 Ciba Specialty Chemicals AG                                                          78,536,256
          2,340,273 Cie Financier Richemont AG                                                           43,680,130
            389,074 Holcim, Ltd. Class B                                                                 70,648,610
            152,409 Julius Baer Holdings, Ltd. AG Class B                                                33,077,263
          1,590,041 Nestle SA                                                                           337,033,938
          7,469,915 Novartis AG                                                                         272,630,552
              6,814 Roche Holding AG                                                                        474,954
             17,565 STMicroelectronics NV                                                                   344,290
            951,328 Swatch Group AG (The)                                                                16,104,373
            482,830 Swatch Group AG (The) Class B                                                        40,168,885
                433 Swisscom AG                                                                             125,455
              6,229 Syngenta AG                                                                             360,726
             38,107 Synthes-Stratec, Inc.                                                                23,377,513
          2,390,594 UBS AG                                                                              116,217,838
                                                                                                      -------------
                                                                                                      1,032,780,783

Taiwan (--%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Asustek Computer, Inc.                                                                  175,691
             14,200 China Steel Corp.                                                                         7,934
            172,200 Compal Electronics, Inc.                                                                178,548
             16,384 Formosa Chemicals & Fibre Corp.                                                          17,366
             27,300 Formosa Plastics Corp.                                                                   35,855
            104,050 Hon Hai Precision Industry Co., Ltd.                                                    359,620
             30,590 Nan Ya Plastic Corp.                                                                     26,431
             17,515 President Chain Store Corp.                                                              26,484
             67,650 Quanta Computer, Inc.                                                                   111,061
                 13 Sinopac Holdings Co. (NON)                                                                    5
          1,649,712 Taiwan Semiconductor Manufacturing Co., Ltd. (NON)                                    2,024,128
            354,900 United Microelectronics Corp.                                                           215,679
                                                                                                      -------------
                                                                                                          3,178,802

Turkey (--%)
-------------------------------------------------------------------------------------------------------------------
         51,644,798 Haci Omer Sabanci Holdings                                                              135,743

United Kingdom (22.2%)
-------------------------------------------------------------------------------------------------------------------
            208,136 Anglo American PLC                                                                    3,090,904
          8,823,140 AstraZeneca PLC                                                                     315,317,495
          6,256,719 BAE Systems PLC                                                                      12,489,362
          3,062,523 Barclays PLC                                                                         18,980,691
          6,685,429 BAT Industries PLC                                                                   66,779,473
          8,641,853 BHP Billiton PLC                                                                     46,151,915
             10,523 Boots Co. PLC                                                                            99,268
            152,712 BP PLC                                                                                1,049,719
         10,635,639 Brambles Industries PLC                                                              26,024,303
             55,300 BT Group PLC                                                                            173,593
          6,345,669 Cadbury Schweppes PLC                                                                39,533,048
          6,058,300 Carlton Communications PLC                                                           13,092,934
          8,567,036 Diageo PLC                                                                           93,090,698
          8,003,652 Dixons Group PLC                                                                     18,682,205
         10,076,155 GlaxoSmithKline PLC                                                                 193,349,484
             18,645 GUS PLC                                                                                 173,185
         13,173,400 Hilton Group PLC                                                                     35,414,921
         13,280,561 HSBC Holdings PLC (London Stock Exchange)                                           146,767,158
          3,192,800 HSBC Holdings PLC (Hong Kong Stock Exchange)                                         34,904,169
              8,034 Imperial Tobacco Group PLC                                                              136,445
             29,086 Kingfisher Leisure PLC                                                                  104,180
          4,184,235 Reckitt Benckiser PLC                                                                81,166,167
          5,400,500 Reed International PLC                                                               46,250,616
          1,279,749 Rio Tinto PLC                                                                        25,545,735
          1,744,856 Royal Bank of Scotland Group PLC                                                     41,795,974
          9,116,986 SABMiller PLC                                                                        64,796,854
          2,557,700 SABMiller PLC 144A                                                                   18,178,257
         15,881,224 Scottish Power PLC                                                                   92,675,280
         46,091,875 Shell Transport & Trading Co. PLC                                                   303,472,685
         36,031,558 Tesco PLC                                                                           112,526,988
        204,444,503 Vodafone Group PLC                                                                  372,722,467
             25,400 William Morrison Supermarkets PLC                                                        88,320
         12,892,197 WPP Group PLC                                                                        98,477,064
                                                                                                      -------------
                                                                                                      2,323,101,557

United States (--%)
-------------------------------------------------------------------------------------------------------------------
                  1 Citigroup, Inc.                                                                              35
                                                                                                      -------------
                    Total Common Stocks (cost $11,096,118,577)                                      $10,317,388,516

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            118,268 Infosys Technologies, Ltd. 144A Structured Warrants
                    (issued by UBS AG) expiration 4/11/03                                               $11,780,258
             34,660 Nippon Television Network Corp. 144A Structured
                    Warrants (issued by Lehman Brothers Finance S.A.)
                    expiration 9/06/03                                                                    5,170,520
            508,400 Singapore Press Holdings Structured Call Warrants
                    (issued by Merrill Lynch International & Co., C.V.)
                    expiration 6/10/03                                                                    5,336,166
                                                                                                      -------------
                    Total Units (cost $21,612,556)                                                      $22,286,944

WARRANTS (--%) (a) (NON) (cost $1)                                                      EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            538,326 Telecomasia Corp. (Rights)                                            4/3/08                 $1

SHORT-TERM INVESTMENTS (3.5%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
       $200,151,395 Short-term investments held as collateral for loaned securities with yields ranging from 1.23% to 1.45%
                    and due dates ranging from January 2, 2003 to
                    February 18, 2003 (d)                                                              $200,087,750
        161,812,996 Short-term investments held in Putnam commingled cash account with yields ranging from 1.20% to
                    1.59% and due dates ranging from January 2, 2003 to
                    February 19,2003 (d)                                                                161,812,998
                                                                                                      -------------
                    Total Short-Term Investments (cost $361,900,748)                                   $361,900,748
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $11,479,631,882)                                        $10,701,576,209
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $10,466,765,595.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at December 31, 2002 (as a percentage of net assets):

            Telecommunications   11.4%
            Pharmaceuticals      11.1

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $194,457,649 of
securities on loan (identified cost $11,479,631,882) (Note 1)               $10,701,576,209
-------------------------------------------------------------------------------------------
Foreign currency (cost $455,844) (Note 1)                                           457,458
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        31,842,566
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           41,399,778
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      220,024
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                         8,727,461
-------------------------------------------------------------------------------------------
Total assets                                                                 10,784,223,496

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 31,417,794
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       52,231,736
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     16,364,921
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        2,114,028
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      328,400
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,033
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            6,141,958
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            8,033,558
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              200,087,750
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              733,723
-------------------------------------------------------------------------------------------
Total liabilities                                                               317,457,901
-------------------------------------------------------------------------------------------
Net assets                                                                  $10,466,765,595

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                          $14,149,737,790
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (12,135,492)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (2,894,658,806)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities in
foreign currencies (Note 5)                                                    (776,177,897)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $10,466,765,595

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($6,205,868,697 divided by 378,119,206 shares)                                       $16.41
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.41)*                              $17.41
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,908,367,917 divided by 120,300,013 shares)**                                     $15.86
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($512,887,307 divided by 31,831,120 shares)**                                        $16.11
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($196,621,937 divided by 12,165,486 shares)                                          $16.16
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.16)*                              $16.75
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,643,019,737 divided by 99,456,443 shares)                                        $16.52
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended December 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $9,291,842)                                    $77,929,094
-------------------------------------------------------------------------------------------
Interest                                                                          1,320,422
-------------------------------------------------------------------------------------------
Securities lending                                                                  331,093
-------------------------------------------------------------------------------------------
Total investment income                                                          79,580,609

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 32,572,080
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   13,892,247
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                  118,850
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     27,228
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             7,871,496
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             9,983,832
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             2,625,270
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               794,836
-------------------------------------------------------------------------------------------
Other                                                                             4,013,484
-------------------------------------------------------------------------------------------
Total expenses                                                                   71,899,323
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (5,905,056)
-------------------------------------------------------------------------------------------
Net expenses                                                                     65,994,267
-------------------------------------------------------------------------------------------
Net investment income                                                            13,586,342
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                             (1,087,330,578)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                       9,228,445
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                               (486,459)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period (Note 5)          (618,778,862)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,697,367,454)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,683,781,112)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      December 31               June 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $13,586,342           $74,436,454
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                       (1,078,102,133)         (990,956,274)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                    (619,265,321)         (268,878,077)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (1,683,781,112)       (1,185,397,897)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (13,233,985)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (7,609,608)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     398,426,641           885,939,292
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (1,306,198,064)         (299,458,605)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                11,772,963,659        12,072,422,264
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $12,135,492 and $4,878,241, respectively)               $10,466,765,595       $11,772,963,659
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                       Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.18       $21.24       $29.92       $21.64       $20.00       $17.58
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .03          .17          .16          .54          .07          .20
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.76)       (2.23)       (6.64)        8.87         2.14         3.26
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.73)       (2.06)       (6.48)        9.41         2.21         3.46
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.04)          --         (.39)        (.34)        (.21)        (.25)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.81)        (.79)        (.36)        (.79)
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --           --(d)        --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.04)          --        (2.20)       (1.13)        (.57)       (1.04)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.41       $19.18       $21.24       $29.92       $21.64       $20.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.26)*      (9.70)      (22.43)       44.03        11.57        20.73
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $6,205,869   $6,930,312   $6,896,924   $7,040,669   $2,928,662   $1,827,331
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .61*        1.16         1.13         1.14         1.27         1.36
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .21*         .85          .63         2.01          .38         1.07
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.77*(e)    42.17        73.80        99.53        97.24        93.53
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                       Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.57       $20.72       $29.23       $21.20       $19.63       $17.32
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)         .01         (.04)         .35         (.07)         .06
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.68)       (2.16)       (6.46)        8.67         2.10         3.21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.71)       (2.15)       (6.50)        9.02         2.03         3.27
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.20)        (.20)        (.10)        (.17)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.81)        (.79)        (.36)        (.79)
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --           --(d)        --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.01)        (.99)        (.46)        (.96)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.86       $18.57       $20.72       $29.23       $21.20       $19.63
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.59)*     (10.38)      (23.00)       43.00        10.75        19.87
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,908,368   $2,326,938   $2,983,524   $3,591,546   $1,821,024   $1,226,917
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        1.91         1.88         1.89         2.02         2.11
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.16)*        .04         (.16)        1.26         (.38)         .31
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.77*(e)    42.17        73.80        99.53        97.24        93.53
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            December 31                          July 26, 1999+
operating performance               (Unaudited)      Year ended June 30     to June 30
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.86       $21.03       $29.74       $21.87
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)         .01         (.02)         .32
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.72)       (2.18)       (6.59)        8.66
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.75)       (2.17)       (6.61)        8.98
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --         (.29)        (.32)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.81)        (.79)
----------------------------------------------------------------------------------------
From return
of capital                                --           --           --(d)        --
----------------------------------------------------------------------------------------
Total distributions                       --           --        (2.10)       (1.11)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.11       $18.86       $21.03       $29.74
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.58)*     (10.32)      (23.01)       41.54*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $512,887     $601,907     $637,547     $439,522
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        1.91         1.88         1.76*
----------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.16)*        .07         (.07)        1.12*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.77*(e)    42.17        73.80        99.53
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.90       $21.04       $29.61       $21.45       $19.85       $17.48
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .06          .03          .40         (.02)         .10
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.73)       (2.20)       (6.54)        8.79         2.11         3.26
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.74)       (2.14)       (6.51)        9.19         2.09         3.36
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.25)        (.24)        (.13)        (.20)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.81)        (.79)        (.36)        (.79)
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --           --(d)        --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.06)       (1.03)        (.49)        (.99)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.16       $18.90       $21.04       $29.61       $21.45       $19.85
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.50)*     (10.17)      (22.75)       43.32        10.97        20.18
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $196,622     $248,921     $302,838     $367,638     $208,064     $140,202
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .86*        1.66         1.63         1.64         1.77         1.86
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.04)*        .30          .11         1.51         (.12)         .54
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.77*(e)    42.17        73.80        99.53        97.24        93.53
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.33       $21.35       $30.07       $21.72       $20.05       $17.60
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .06          .22          .23          .61          .14          .22
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.79)       (2.24)       (6.69)        8.92         2.13         3.30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.73)       (2.02)       (6.46)        9.53         2.27         3.52
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.08)          --         (.45)        (.39)        (.24)        (.28)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.81)        (.79)        (.36)        (.79)
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --           --(d)        --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.08)          --        (2.26)       (1.18)        (.60)       (1.07)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.52       $19.33       $21.35       $30.07       $21.72       $20.05
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.13)*      (9.46)      (22.25)       44.43        11.83        21.08
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,643,020   $1,664,886   $1,251,589   $1,027,174     $255,867     $151,139
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .48*         .91          .88          .89         1.02         1.11
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .33*        1.13          .92         2.26          .70         1.22
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.77*(e)    42.17        73.80        99.53        97.24        93.53
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (Unaudited)


Note 1
Significant accounting policies

Putnam International Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements. Effective January 21, 2003, the fund issued class R shares. These shares have no front-end or back-end sales charge, but will have a 0.50% 12b-1 fee.

A redemption fee of 1.00% may apply to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A.; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2002, the value of securities loaned amounted to $194,457,649. The fund received cash collateral of $200,087,750, which is pooled with collateral of other Putnam funds into 26 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $1,155,554,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    -------------
   $14,121,000    June 30, 2009
 1,141,433,000    June 30, 2010

The aggregate identified cost on a tax basis is $11,661,167,766, resulting in gross unrealized appreciation and depreciation of $628,972,565 and $1,588,564,122, respectively, or net unrealized depreciation of $959,591,557.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended December 31, 2002, the fund's expenses were reduced by $5,905,056 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,026 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months December 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $402,318 and $7,084 from the sale of class A and class M shares, respectively, and received $2,285,326 and $36,782 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received $228,935 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended December 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,870,667,160 and $2,485,046,278, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At December 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                177,624,225      $2,956,131,312
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               722,121          11,785,004
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets Funds                       7,587,615         131,447,946
---------------------------------------------------------------------------
                                           185,933,961       3,099,364,262

Shares repurchased                        (169,108,488)     (2,820,387,348)
---------------------------------------------------------------------------
Net increase                                16,825,473        $278,976,914
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                293,619,885      $5,733,822,534
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                           293,619,885       5,733,822,534

Shares repurchased                        (256,975,161)     (5,033,826,065)
---------------------------------------------------------------------------
Net increase                                36,644,724        $699,996,469
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,769,933        $158,387,785
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets Funds                       5,490,252          91,982,910
---------------------------------------------------------------------------
                                            15,260,185         250,370,695

Shares repurchased                         (20,270,497)       (329,099,541)
---------------------------------------------------------------------------
Net decrease                                (5,010,312)       $(78,728,846)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,004,333        $494,743,905
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            26,004,333         494,743,905

Shares repurchased                         (44,705,698)       (847,391,828)
---------------------------------------------------------------------------
Net decrease                               (18,701,365)      $(352,647,923)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,408,487        $154,774,010
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets Funds                         275,472           4,687,624
---------------------------------------------------------------------------
                                             9,683,959         159,461,634

Shares repurchased                          (9,767,511)       (161,356,616)
---------------------------------------------------------------------------
Net decrease                                   (83,552)        $(1,894,982)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,461,656        $432,620,576
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            22,461,656         432,620,576

Shares repurchased                         (20,857,249)       (402,292,910)
---------------------------------------------------------------------------
Net increase                                 1,604,407         $30,327,666
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,250,792        $103,549,968
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets Funds                         286,835           4,891,301
---------------------------------------------------------------------------
                                             6,537,627         108,441,269

Shares repurchased                          (7,545,969)       (125,355,650)
---------------------------------------------------------------------------
Net decrease                                (1,008,342)       $(16,914,381)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,295,515        $235,623,812
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            12,295,515         235,623,812

Shares repurchased                         (13,517,203)       (259,964,932)
---------------------------------------------------------------------------
Net increase                                (1,221,688)       $(24,341,120)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,374,880        $754,228,576
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               462,072           7,609,608
---------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Asia Pacific Growth and
Putnam Emerging Markets
Funds                                          345,554           6,034,925
---------------------------------------------------------------------------
                                            46,182,506         767,873,109

Shares repurchased                         (32,848,973)       (550,885,173)
---------------------------------------------------------------------------
Net increase                                13,333,533        $216,987,936
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 86,557,160      $1,694,183,576
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            86,557,160       1,694,183,576

Shares repurchased                         (59,049,885)     (1,161,579,376)
---------------------------------------------------------------------------
Net increase                                27,507,275        $532,604,200
---------------------------------------------------------------------------


Note 5
Actions by Trustees
Acquisition of Putnam Asia
Pacific Growth and Putnam
Emerging Markets Funds

On August 16, 2002, the fund issued 7,587,615; 5,490,252; 275,472;
286,835; and 345,554 of class A, class B, class C, class M and class Y shares to acquire Putnam Asia Pacific Fund and Putnam Emerging Markets Fund net assets in a tax-free exchange approved by the shareholders. The net assets of the fund, Putnam Asia Pacific Fund and Putnam Emerging Markets Fund on August 16, 2002, valuation date, were $10,713,632,846, $160,983,391 and $78,061,315, respectively. On August 16, 2002, Putnam
Asia Pacific Fund and Putnam Emerging Markets Fund had unrealized appreciation of $1,405,114 and $10,106,846, respectively.

The aggregate net assets of the fund immediately following the acquisition were $10,952,677,552.



[GRAPHIC OMITTED: PHOTO OF SAMUEL PUTNAM]


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION


ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA009-84115  841/524/891/2BA  2/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Growth Fund
Supplement to Semiannual Report dated 12/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/02

                                                                        NAV

6 months                                                             -14.13%
1 year                                                               -16.80
5 years                                                               17.28
Annual average                                                         3.24
10 years                                                             164.74
Annual average                                                        10.23
Life of fund (since class A inception, 2/28/91)
Annual average                                                         8.49

Share value:                                                            NAV

6/30/02                                                              $19.33
12/31/02                                                             $16.52
----------------------------------------------------------------------------

Distributions:    No.     Income       Capital gains      Total

                  1       $0.078             --           $0.078
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.